Financial risk management (Details 5)	12 Months Ended
Jun. 30, 2019
Financial Risk Management [Abstract]
Description	Receivables from sales of farms
Evaluation method	Discounted cash flow
Significant non-observable inputs	Premium (or Basis)
Variation of non-observable inputs	0.3 - 0.5 USD/bu
Sensitivity of inputs to fair value	The increase or decrease of 0.20 USD/bu in the premium (or basis) paid for the soybean would result in an impact of R$4,644. An increase or decrease of 2% in the receivables from sales of farms.